Exhibit 99.20

                       GE CAPITAL MORTGAGE SERVICES, INC.

                           DISTRIBUTION DATE STATEMENT

                                  February 1998

                   REMIC Multi-Class Pass-Through Certificates

                                  Series 1997-8

     Pursuant to the Pooling and Servicing Agreement dated as of September 1, 1997 (the "Agreement") between GE Capital Mortgage Services, Inc. (the
"Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

(a) The amounts below (other than for Class R) are for a Single Certificate of $1,000:

     i)   The amount of such distribution allocable to principal:

     Class 8-A1.....$       0.70140872       Class 8-A15.....$   356.00710113
     Class 8-A2.....$      27.33157658       Class 8-A16.....$    69.16202056
     Class 8-A3.....$       0.00000000       Class 8-A17.....$     0.00000000
     Class 8-A4.....$       0.00000000       Class 8-A18.....$     0.00000000
     Class 8-A5.....$       0.00000000       Class 8-A19.....$     0.00000000
     Class 8-A6.....$       0.00000000       Class 8-PO......$     0.90038548
     Class 8-A7.....$       5.36253258       Class 8-M.......$     0.70140834
     Class 8-A8.....$      54.25543473       Class 8-B1......$     0.70140937
     Class 8-A9.....$       0.00000000       Class 8-B2......$     0.70140729
     Class 8-A10....$       0.00000000       Class 8-B3......$     0.70140862
     Class 8-A11....$       0.00000000       Class 8-B4......$     0.70141014
     Class 8-A12....$       0.00000000       Class 8-B5......$     0.70140819
     Class 8-A13....$       0.00000000       Class 8-R.......$    69.20000000
     Class 8-A14....$     356.00710127       Class 8-RL......$     0.00000690

     ii) Principal Prepayments included in the above principal distribution (including the Scheduled Principal Balances of all Defaulted Mortgage Loans and Defective Mortgage Loans purchased pursuant to Section 2.02,
          2.03 (b) or 3.16, respectively,  and any amounts deposited pursuant to
          Section 2.03(b) in connection with the substitution of any Mortgage Loans pursuant to Section 2.02 or 2.03(a), the proceeds of which are being distributed on such Distribution Date):

     Class 8-A1.....$       0.69108371       Class 8-A14.....$   350.76653599
     Class 8-A2.....$      26.92924497       Class 8-A15.....$   350.76653585
     Class 8-A3.....$       0.00000000       Class 8-A16.....$    68.14392827
     Class 8-A4.....$       0.00000000       Class 8-A17.....$     0.00000000

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     Class 8-A5.....$       0.00000000       Class 8-A18.....$     0.00000000
     Class 8-A6.....$       0.00000000       Class 8-A19.....$     0.00000000
     Class 8-A7.....$       5.28359398       Class 8-PO......$     0.88713145
     Class 8-A8.....$      53.45677328       Class 8-M.......$     0.00000000
     Class 8-A9.....$       0.00000000       Class 8-B1......$     0.00000000
     Class 8-A10....$       0.00000000       Class 8-B2......$     0.00000000
     Class 8-A11....$       0.00000000       Class 8-B3......$     0.00000000
     Class 8-A12....$       0.00000000       Class 8-B4......$     0.00000000
     Class 8-A13....$       0.00000000       Class 8-B5......$     0.00000000
                                             Class 8-R.......$    68.18134864
                                             Class 8-RL......$     0.00000680

     iii) The amount of such distribution to the Certificateholders of each class, allocable to Interest:

     Class 8-A1.....$       6.02458008       Class 8-A15.....$     3.94042720
     Class 8-A2.....$       5.50236599       Class 8-A16.....$     5.49155351
     Class 8-A3.....$       5.62500000       Class 8-A17.....$     5.93750000
     Class 8-A4.....$       5.62500038       Class 8-A18.....$     0.05416667
     Class 8-A5.....$       5.62500000       Class 8-A19.....$     0.05000000
     Class 8-A6.....$       6.04166651       Class 8-M.......$     6.02458033
     Class 8-A7.....$       5.95891540       Class 8-B1......$     6.02458097
     Class 8-A8.....$       5.60253727       Class 8-B2......$     6.02457569
     Class 8-A9.....$       0.00000000       Class 8-B3......$     6.02457702
     Class 8-A10....$       0.00000000       Class 8-B4......$     6.02457097
     Class 8-A11....$       6.04166643       Class 8-B5......$     6.02457360
     Class 8-A12....$       6.04166790       Class 8-R.......$     5.40000000
     Class 8-A13....$       6.04166678       Class 8-RL......$     5.40000000
     Class 8-A14....$       3.27614089       Class 8-S.......$     0.52576264

     iv)  Accrual Amount:

          Class 8-A9 Certificates       $      26,309.45
          Class 8-A10 Certificates      $      72,603.18

     v)   The amount of servicing  compensation  received by the Company  during
          the month preceding the month of distribution:.....$         96,709.48

(b)  The amounts below are for the aggregate of all Certificates.

     vi) The Pool Scheduled Principal Balances of each Mortgage Pool on the preceding Due Date after giving effect to all distributions allocable
          to principal made on such Distribution Date:.......$    451,008,065.63

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          The  aggregate  number of Mortgage  Loans  included  in the  Scheduled
          Principal Balance set forth above:.................              1,504

     vii) The Class Certificate Principal Balance of each Class and the Certificate Principal Balance of a Single Certificate of each Class after giving effect to (i) all distributions allocable to principal made on such Distribution Date and (ii) the allocation of any Realized Losses and any Subordinate Writedown Certificate Amount for such Distribution Date:

                                      Class Certificate           Single
                                      Principal Balance     Certificate Balance
                                      -----------------     -------------------

          Class 8-A1..................$   18,497,481.42  $           996.47
          Class 8-A2..................$   11,783,737.35  $           883.40
          Class 8-A3..................$   29,292,000.00  $         1,000.00
          Class 8-A4..................$   13,131,000.00  $         1,000.00
          Class 8-A5..................$   18,652,000.00  $         1,000.00
          Class 8-A6..................$   21,902,000.00  $         1,000.00
          Class 8-A7..................$   97,695,807.93  $           980.94
          Class 8-A8..................$   48,018,359.04  $           873.06
          Class 8-A9..................$    4,380,976.72  $         1,030.58
          Class 8-A10.................$   12,089,681.91  $         1,030.58
          Class 8-A11.................$   21,579,000.00  $         1,000.00
          Class 8-A12.................$    4,212,068.52  $         1,000.00
          Class 8-A13.................$   29,722,000.00  $         1,000.00
          Class 8-A14.................$    5,821,899.32  $           207.63
          Class 8-A15.................$    1,405,286.25  $           207.63
          Class 8-A16.................$   65,354,485.26  $           839.78
          Class 8-A17.................$   30,000,000.00  $         1,000.00
          Class 8-A18.................$   30,000,000.00  $         1,000.00
          Class 8-A19.................$   30,000,000.00  $         1,000.00
          Class 8-PO..................$      457,701.08  $           992.19
          Class 8-M...................$    7,740,582.85  $           996.47
          Class 8-B1..................$    4,744,196.06  $           996.47
          Class 8-B2..................$    3,745,732.62  $           996.47
          Class 8-B3..................$    2,497,155.07  $           996.47
          Class 8-B4..................$      749,046.88  $           996.47
          Class 8-B5..................$    1,747,851.89  $           996.47
          Class 8-R...................$           41.99  $           839.80
          Class 8-RL..................$           41.99  $           839.80
          Class 8-S...................$  423,524,973.35  $           894.51

     viii)The following pertains to any real estate acquired on behalf of Certificateholders through foreclosure, or grant of a deed in lieu of foreclosure or otherwise, of any REO Mortgage Loan:

          book value............................................$       0.00
          unpaid principal balance..............................$       0.00
          number of related mortgage loans......................           0

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     ix)  The  aggregate  number and  aggregate  Principal  Balances of Mortgage
          Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were:

          (a)  delinquent
               (1)  30-59 days
                                Number   6    Principal Balance $ 1,405,537.67
               (2)  60-89 days
                                Number   1    Principal Balance $   217,537.91
               (3)  90 days or more
                                Number   1    Principal Balance $   344,523.58

          (b)  foreclosure
                                Number   0    Principal Balance $         0.00

     x) The Scheduled Principal Balance of any Mortgage Loan and number of replaced pursuant to Section 2.03(b), and of any Modified Mortgage
          Loan purchased pursuant to Section 3.01(c):...$      0.00  $     0.00

     xi) The Scheduled Principal Balance of any Mortgage Loan and number of any Modified Mortgage Loan purchased pursuant to Section 3.01(c):
                                                        $      0.00  $     0.00

     xii) The Certificate Interest Rates, applicable to the Interest Accrual Period relating to such Distribution Date:

          Class 8-A14 Certificates: .............6.975000%
          Class 8-A15 Certificates: .............8.389285%
          Class 8-S Certificates: ...............0.355191%

     xiii) Senior Percentage for such Distribution Date:.........   95.50140500%

     xiv) Category B Group I Senior Percentage for such Distribution
          Date:..................................................   89.39861400%

     xv)  Category B Group II Senior Percentage for such Distribution
          Date: .................................................   11.00000000%

     xvi) Senior Prepayment Percentage for such Distribution Date: 100.00000000%

     xvii)Category B Group I Senior Prepayment Percentage for
          such Distribution Date: ...............................  100.00000000%

     xviii)Junior Percentage for such Distribution Date: ........    4.49859500%

     xix)  Junior Prepayment Percentage for such Distribution Date:  0.00000000%